                           RECEIVABLES SALE AGREEMENT

                           dated as of March 31, 2000


                                      among

   Big Sky Coal Company, Caballo Coal Company, Eastern Associated Coal Corp., Peabody COALSALES Company, Peabody Coal Company, Peabody Western Coal Company,
Powder River Coal Company, Seneca Coal Company, Pine Ridge Coal Company and EACH
       OF THEIR AFFILIATES WHO HEREAFTER BECOMES A ORIGINATOR HEREUNDER,
                                 as Originators,

                                       and

                         P&L COAL HOLDINGS CORPORATION,
                                  as Purchaser

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I. AMOUNTS AND TERMS OF THE PURCHASES__________________________________1

   Section 1.1    Purchases of Receivables.____________________________________1

   Section 1.2    Payment for the Purchases.___________________________________2

   Section 1.3    Purchase Price Credit Adjustments.___________________________3

   Section 1.4    Payments and Computations, Etc.______________________________4

   Section 1.5    Transfer of Records._________________________________________4

   Section 1.6    Characterization; Granting Clause.___________________________4

ARTICLE II. REPRESENTATIONS AND WARRANTIES_____________________________________5

   Section 2.1    Representations of the Originators.__________________________5

ARTICLE III. CONDITIONS OF PURCHASES___________________________________________8

   Section 3.1    Conditions Precedent to Initial Purchase.____________________8

   Section 3.2    Conditions Precedent to All Purchases.______________________10

   Section 3.3    Reaffirmation of Representations and Warranties.____________10

ARTICLE IV. COVENANTS_________________________________________________________10

   Section 4.1    Affirmative Covenants.______________________________________10

   Section 4.2    Negative Covenants._________________________________________13

ARTICLE V. JOINDER OF ADDITIONAL ORIGINATORS__________________________________15

   Section 5.1    Addition of New Originators.________________________________15

   Section 5.2    Documentation.______________________________________________15

ARTICLE VI. ADDITIONAL RIGHTS AND OBLIGATIONS IN
RESPECT OF THE RECEIVABLES____________________________________________________16

   Section 6.1    Rights of P&L.______________________________________________16

   Section 6.2    Responsibilities of the Originators.________________________16

   Section 6.3    Further Action Evidencing Purchases.________________________16

   Section 6.4    Application of Collections._________________________________17

ARTICLE VII. INDEMNIFICATION__________________________________________________17

   Section 7.1    Indemnities by the Originators._____________________________17

   Section 7.2    Costs, Expenses and Taxes.__________________________________19

ARTICLE VIII. MISCELLANEOUS___________________________________________________20

   Section 8.1    Waivers and Amendments._____________________________________20

   Section 8.2    Notices, Etc._______________________________________________20

   Section 8.3    Cumulative Remedies.________________________________________20

   Section 8.4    Binding Effect; Assignability.______________________________21

   Section 8.5    Acknowledgment and Agreement._______________________________21

   Section 8.6    Governing Law.______________________________________________21

   Section 8.7    Submission to Jurisdiction._________________________________21

   Section 8.8    Waiver of Jury Trial._______________________________________22

   Section 8.9 Captions and Cross References; Incorporation by Reference._______________________________________________22

   Section 8.10   Execution in Counterparts.__________________________________22

                           RECEIVABLES SALE AGREEMENT

                  THIS RECEIVABLES SALE AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), dated as of March 31, 2000, is entered into by and among:

                    (1) Big Sky Coal Company,  a Delaware  corporation,  Caballo
               Coal Company, a Delaware corporation, Eastern Associated Coal Corp., a West Virginia corporation, Peabody COALSALES Company, a Delaware corporation, Peabody Coal Company, a Delaware corporation, Peabody Western Coal Company, a Delaware corporation, Powder River Coal Company, a Delaware corporation, Seneca Coal Company, a Delaware corporation, and Pine Ridge Coal Company, a Delaware corporation (collectively, the "Initial Originators"), as sellers, and

                    (2) P&L Coal Holdings  Corporation,  a Delaware  corporation
               ("P&L"), as purchaser.

Unless otherwise indicated, capitalized terms used in this Agreement are defined in Exhibit A hereto or in the Receivables Purchase Agreement referenced therein.

                              W I T N E S S E T H :

               WHEREAS, P&L owns, directly or indirectly, not less than 75% of the issued and outstanding capital stock or membership interests of each of the Originators; and

               WHEREAS, the Originators desire to sell to P&L certain Receivables and Related Security owned from time to time by the Originators, and P&L is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables and Related Security from the Originators.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                       AMOUNTS AND TERMS OF THE PURCHASES

     Section 1.1 Purchases of Receivables.

     (a) Effective on the Applicable Closing Date for each Originator, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, each Originator does hereby sell, assign, transfer, set-over and otherwise convey to P&L, without recourse (except to the extent expressly provided herein), and P&L does hereby purchase from such Originator, all of such Originator's right, title and interest in and to such Originator's Initial Receivables and all Related Security with respect thereto.

     (b) Effective on each Business Day after each Originator's Applicable Closing Date and prior to its Sale Termination Date, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, such Originator does hereby sell, assign, transfer, set-over and otherwise convey to P&L, without recourse (except to the extent expressly provided herein), and P&L does hereby purchase from such Originator, all of such Originator's right, title and interest in and to such Originator's Additional Receivables and all Related Security with respect thereto.

     (c) It is the intention of the parties hereto that each sale of Receivables made hereunder shall constitute a "sale of accounts" (as such term is used in Article 9 of the UCC), which sale is absolute and irrevocable and shall provide P&L with the full benefits of ownership of the Receivables and the associated Related Security. Except for the Purchase Price Credits owed pursuant to Section 1.3, each sale of Receivables hereunder is made without recourse to the applicable Originator; provided, however, that (i) each Originator shall be liable to P&L for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of the Transaction Documents to which such Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by P&L or any assignee thereof of any obligation of such Originator or any other Person arising in connection with the Receivables, the related Contracts or Invoices and/or other Related Security or any other obligations of such Originator. In view of the intention of the parties hereto that the acquisitions of Receivables made hereunder shall constitute outright sales of such Receivables rather than loans secured thereby, each Originator agrees that it will, on or prior to its Applicable Closing Date, mark its master data processing records relating to its Receivables with the legend required by Section 3.1(i) hereof. Upon the request of P&L or the Agent, each Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of P&L's ownership interest in the Receivables and the Related Security or as P&L or the Agent may reasonably request.

     Section 1.2 Payment for the Purchases.

     (a) The Purchase Price for each purchase of Initial Receivables and Related Security from any Originator shall be payable in full by P&L to such Originator on such Originator's Applicable Closing Date, and shall be paid to such Originator (i) by delivery of immediately available funds, and/or (ii) by delivery of the proceeds of a Subordinated Loan made by the applicable Originator to P&L in a principal amount not to exceed the lesser of (A) the remaining unpaid portion of such Purchase Price, and (B) 15% of such Purchase Price.

     (b) The Purchase Price for each purchase of Additional Receivables and Related Security shall be due and owing in full by P&L to the applicable Originator on the date of such purchase (except that P&L may, with respect to any such purchase, offset against such (a) Purchase Price any amounts owed by such Originator to P&L hereunder which have become due but remain unpaid) and shall be paid to such Originator on the next subsequent Settlement Date by P&L
(i) by delivery of immediately available funds, and/or (ii) by delivery of the proceeds of a Subordinated Loan made by the applicable Originator to P&L in a principal amount not to exceed the lesser of (A) the remaining unpaid portion of such Purchase Price, and (B) 15% of such Purchase Price.

     (c) Subject to the limitations set forth in Section 1.2(a)(ii) and Section 1.2(b)(ii), each of the Originators irrevocably agrees to advance each
Subordinated Loan requested by P&L on or prior to such Originator's Sale Termination Date. The Subordinated Loans owing to each Originator shall be evidenced by, and shall be payable in accordance with the terms and provisions of, its Subordinated Note. Each Originator is hereby authorized by P&L to endorse on the schedule attached to its Subordinated Note an appropriate notation evidencing the date and amount of each Subordinated Loan thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of P&L thereunder. Although the Purchase Price for each purchase of Additional Receivables and Related Security shall be due and payable in full by P&L to the applicable Originator on the date of such purchase, settlement of the Purchase Price between P&L and such Originator shall be effected on Settlement Dates with respect to all purchases within the prior calendar week. Although cash settlements shall be effected on Settlement Dates, increases or decreases in the Subordinated Loans shall be deemed to have occurred and shall be effective as of the last Business Day of the calendar week to which such settlement relates.

     Section 1.3 Purchase Price Credit Adjustments. (a) If on any day, any Originator is deemed to have received a Deemed Collection with respect to any Receivable sold by it to P&L hereunder, then, in such event, P&L shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase Price otherwise payable to such Originator hereunder in an amount equal to such Deemed Collection. If such Purchase Price Credit exceeds the original Outstanding Balance of the Receivables to be sold by the applicable Originator on the date of a purchase, then the applicable Originator shall pay the remaining amount of such Purchase Price Credit in cash not later than the next Settlement Date provided that if such Originator's Sale Termination Date has not occurred, such Originator shall be allowed to deduct the remaining amount of such Purchase Price Credit from any Indebtedness owed to it under its Subordinated Note to the extent permitted thereunder.

     (b) If on any day, any Originator is advised that the Outstanding Balance of an existing Receivable has been subject to an increase as a result of a quality adjustment pursuant to the terms of the related Contract, such Originator shall be entitled to an increase (each, a "Purchase Price Increase") to the Purchase Price otherwise payable by P&L for such Receivable hereunder in an amount calculated by reference to the definition of "Purchase Price" based upon such increase in Outstanding Balance and the Discount Factor originally applicable to such Receivable. P&L shall pay the applicable Originator each of its Purchase Price Increases not later than the next Settlement Date in cash or by increasing the balance outstanding under its Subordinated Note (subject to the limitations set forth in Section 1.2(a)(ii) or Section 1.2(b)(ii), as applicable).

     Section 1.4 Payments and Computations, Etc. All amounts to be paid or deposited by P&L hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, interest on the past due amount at the Default Rate until paid in full; provided, however, that such interest shall not at any time exceed the maximum rate permitted by applicable law.

     Section 1.5 Transfer of Records.

     (a) In connection with the sales of Receivables hereunder, each Originator hereby sells, transfers, assigns and otherwise conveys to P&L all of such Originator's right and title to and interest in the Records relating to all Receivables sold by such Originator hereunder, without the need for any further documentation in connection with any sale. In connection with such transfer, each Originator hereby grants to each of P&L (and SPV and the Agent, as assignees of P&L) and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Originator to account for its Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, provided that should the consent of any licensor of such Originator to such grant of the license described herein be required, such Originator hereby agrees that upon the request of P&L (or SPV or the Agent, as assignees of P&L) or the Servicer, such Originator will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable, and shall terminate on the date on which all Aggregate Unpaids under the Receivables Purchase Agreement have been paid in full.

     (b) Each Originator (i) shall take such action requested by P&L (or SPV or the Agent, as assignees of P&L) from time to time hereafter, that may be necessary or reasonably appropriate to ensure that P&L has an enforceable ownership interest in the Records relating to the Receivables sold by such Originator to P&L hereunder, and (ii) shall use its reasonable efforts to ensure that P&L and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for such Receivables and/or to recreate such Records.

     Section 1.6 Characterization; Granting Clause. If, notwithstanding the intention of the parties expressed in Section 1.1(c), any sale to P&L of Receivables hereunder shall be characterized as a secured loan and not as a sale, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that each sale of Receivables hereunder shall constitute a true sale thereof, each of the Originators hereby grants to P&L a duly perfected security interest in all of such Originator's right, title and interest in, to and under all of such Originator's Receivables now existing and hereafter arising, and in all Related Security with respect thereto, which security interest shall be prior to all other Adverse Claims thereto. From and after an Originator's Sale Termination Date but only so long as such Originator shall be in material default of its covenants and agreements herein, P&L and its assigns shall have as against such Originator, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations of the Originators. In order to induce P&L to enter into this Agreement and to make purchases hereunder, each Originator hereby makes the following representations and warranties, as to itself, as of the date of each sale by it hereunder:

     (a) Existence and Power. Such Originator is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of its state of organization. Such Originator is duly qualified to do business and is in good standing as a foreign corporation or limited liability company, as the case may be, and has and holds all organizational power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

     (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Originator of this Agreement (or a Joinder Agreement) and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, and such Originator's use of the proceeds of purchases made hereunder, are within its corporate or limited liability company, as applicable, powers and authority and have been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part. This Agreement (or a Joinder Agreement) and each other Transaction Document to which such Originator is a party has been duly executed and delivered by such Originator.

     (c) No Conflict. The execution and delivery by such Originator of this Agreement (or a Joinder Agreement) and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organic Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under (a) any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Originator or its Subsidiaries (other than (A) as created under the Transaction Documents and (B) the pledge of the Subordinated Notes pursuant to the Credit Agreement and associated documents) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect, and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Originator of this Agreement (or a Joinder Agreement) and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

     (e) Actions, Suits. Except as disclosed in P&L's reports on SEC Form 10-K or 10-Q, there are no actions, suits or proceedings pending, or to the best of such Originator's knowledge, threatened, against or affecting such Originator, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Originator is not in default with respect to any order of any court, arbitrator or governmental body.

     (f) Binding Effect. This Agreement and each other Transaction Document to which such Originator is a party constitute the legal, valid and binding obligations of such Originator enforceable against such Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (g) Accuracy of Information. All information heretofore furnished by such Originator to P&L (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Originator to P&L (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     (h) Use of Proceeds. No proceeds of any purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to
Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

     (i) Good Title. Immediately prior to each purchase hereunder, such Originator shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents.

     (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to P&L (and P&L shall acquire from such Originator) a valid and perfected first priority ownership interest in each Receivable originated by such Originator, whether now existing or hereafter arising, and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim except as created by the Transactions Documents. There have been delivered to the Agent (as assignee of P&L) in form suitable for filing all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect P&L's ownership interest in each Receivable, its Collections and the Related Security.

     (k) Places of Business and Locations of Records. The principal places of business and chief executive office of such Originator and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit D or such other locations of which P&L has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by such Section 4.2(a) has been taken and completed. Such Originator's Federal Employer Identification Number is correctly set forth on Exhibit D.

     (l) Collections. The conditions and requirements set forth in Section 4.1(i) have at all times since the Effective Date been satisfied and duly performed.

     (m) Material Adverse Effect. Since December 31, 1999, no event has occurred that would have a material adverse effect on (i) the ability of such Originator to perform its obligations under this Agreement, or (ii) the collectibility of the Receivables originated by such Originator generally or any material portion of such Receivables.

     (n) Names. In the past five (5) years, such Originator has not used any corporate or limited liability company names, trade names or assumed names other than the name in which it has executed this Agreement and other than "Peabody Group."

     (o) Ownership of Originators. P&L owns, directly or indirectly, not less than 75% of the issued and outstanding shares of stock or membership interests of such Originator. Such shares or membership interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of such Originator.

     (p) Not a Holding Company or an Investment Company. Such Originator is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

     (q) Compliance with Law. Such Originator has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Originator represents and warrants that each Receivable originated by it, together with the Contract and Invoice related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract or Invoice is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

     (r) Compliance with Credit and Collection Policy. From and after the Effective Date, such Originator has complied in all material respects with the Credit and Collection Policy with regard to each Receivable originated by it and the related Invoice.

     (s) Accounting. The manner in which such Originator accounts for the transactions contemplated by this Agreement does not jeopardize the true sale analysis.

     (t) Enforceability of Invoices. Each Invoice with respect to each Receivable originated by such Originator is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder (subject to adjustment, to the extent provided therein) and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (u) Accounts. Each Receivable originated by such Originator is an "account" under and as defined in the UCC of all applicable jurisdictions.

                                  ARTICLE II.
                             CONDITIONS OF PURCHASES

     Section 3.1 Conditions Precedent to Initial Purchase. The initial purchase from each Originator hereunder is subject to the conditions precedent that (1) P&L shall have executed and delivered a Subordinated Note in favor of such Originator, and (2) P&L shall have received, on or before such Originator's Applicable Closing Date, the following, each (unless otherwise indicated) dated such Originator's Applicable Closing Date, and each in form, substance and date reasonably satisfactory to P&L and the Agent (as assignee of P&L):

     (a) A copy of the resolutions of such Originator's board of directors, board of managers, general partners or analogous Persons of such Originator approving the Transaction (a) Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by such Originator's secretary, assistant secretary or analogous responsible officer;

     (b) A good standing certificate for such Originator issued as of a recent date by the Secretary of State of the state of its formation;

     (c) A certificate of such Originator's secretary, assistant secretary or analogous responsible officer certifying the names and true signatures of the officers, partners, managers or members authorized on such Originator's behalf to sign the Transaction Documents to be delivered by it, on which certificate P&L and its assigns may conclusively rely until such time as they shall receive from such Originator a revised certificate meeting the requirements of this subsection (c);

     (d) Recently certified copies of such Originator's Organic Documents;

     (e) Copies of the proper financing statements (Form UCC-1) that have been duly executed by such Originator, naming such Originator as the debtor or seller, P&L as the purchaser or secured party, and SPV as assignee of P&L, in each case, describing in reasonable detail the Receivables and the Related Security to be sold by such Originator to P&L pursuant to this Agreement or other similar instruments or documents, as may be necessary under the UCC of all appropriate jurisdictions or any comparable law of all appropriate jurisdictions to perfect P&L's ownership interest in such Receivables and Related Security, together with financing statement assignments (Form UCC-3) naming the Agent as the ultimate assignee thereof;

     (f) A written search report from a Person satisfactory to P&L and its assigns listing all effective financing statements that name such Originator as debtor, seller or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (e), together with copies of such financing statements (none of which, except for those described in the foregoing subsection (e) shall cover any Receivable or any Related Security) which are to be sold by such Originator to P&L hereunder, and tax and judgment lien search reports from a Person satisfactory to P&L and its assigns showing no evidence of such liens filed against such personal property;

     (g) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to P&L's and its assigns' mutual satisfaction;

     (h) Opinions of such Originator's counsel satisfactory to P&L and its assigns; and

     (i) A certificate from an officer of such Originator to the effect that such Originator has placed on its most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, master ledger the following legend:

         "THE RECEIVABLES DESCRIBED HEREIN, TOGETHER WITH CERTAIN RELATED SECURITY, HAVE BEEN SOLD, ARE NO LONGER OWNED BY THIS SUBSIDIARY OR ITS PARENT, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF BANK ONE, NA, AS AGENT, FOR VARIOUS PURCHASERS"

     Section 3.2 Conditions Precedent to All Purchases. Each purchase shall be subject to the further conditions precedent that:

     (a) such Originator's Sale Termination Date shall not have occurred;

     (b) P&L (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request; and

     (c) on the date of such purchase, each of the representations and warranties of such Originator set forth in Article II hereof are true and correct on and as of the date of such purchase (and after giving effect thereto) as though made on and as of such date.

     Section 3.3 Reaffirmation of Representations and Warranties. Each Originator, by accepting the Purchase Price related to each purchase of such Originator's Receivables and Related Security, shall be deemed to have certified that the representations and warranties of such Originator contained in Article II are true and correct as to such Originator on and as of the date of such purchase, with the same effect as though made on and as of such day, and that each of the applicable conditions precedent set forth in this Article III has been satisfied as of the date of such purchase.

                                   ARTICLE IV.
                                    COVENANTS

     Section 4.1 Affirmative Covenants. From each Originator's Applicable Closing Date until the earlier to occur of such Originator's Sale Termination Date or the date on which this Agreement terminates in accordance with its terms:

     (a) Reporting. From time to time upon request of P&L, such Originator will provide P&L with such information as P&L may request in order to enable it to complete each Monthly Report required to be delivered by it under the Receivables Contribution Agreement.

     (b) Notices. Such Originator will notify P&L and its assigns in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

          (i) Judgment and Proceedings. The entry of any judgment or decree against such Originator or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against P&L and its Subsidiaries (other than SPV) exceeds $25,000,000 after deducting (A) the amount with respect to which they are insured and with respect to which the insurer has assumed responsibility in writing, and (B) the amount for which they are otherwise indemnified if the terms of such indemnification are satisfactory to P&L and its assigns.

          (ii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

          (iii) Defaults Under Other Agreements. The occurrence of a default or an event of default under any other financing arrangement evidencing $25,000,000 or more of indebtedness pursuant to which such Originator is a debtor or an obligor, the effect of which is to cause, or to permit any Person to cause, the acceleration of Indebtedness evidenced thereby.

          (iv) Downgrade of such Originator. Any downgrade in the rating of any Indebtedness of or guaranteed by such Originator by Standard & Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

     (c) Compliance with Laws and Preservation of Corporate Existence. Such Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Originator will preserve and maintain its corporate or limited liability company, as applicable, existence, rights, franchises and privileges in the jurisdiction of its incorporation or formation, as applicable, and qualify and remain qualified in good standing as a foreign corporation or foreign limited liability company, as applicable, in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

     (d) Audits. Such Originator will furnish to P&L and its assigns from time to time such information with respect to it and the Receivables sold by it as P&L or its assigns may reasonably request. Such Originator will, from time to time during regular business hours as requested by P&L or its assigns upon reasonable notice and at the sole cost of such Originator, permit each of P&L and its assigns, or their respective agents or representatives: (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Originator relating to the Receivables originated by it and the associated Collections and Related Security, including, without limitation, the related Invoices, and (ii) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Originator's financial condition or the Receivables originated by it and the associated Collections and Related Security or such Originator's (a) performance under any of the Transaction Documents to which it is a party or any Person's performance under the Invoices evidencing any Receivables originated by such Originator and, in each case, with any of the officers or employees of such Originator having knowledge of such matters.

     (e) Keeping and Marking of Records and Books.

          (i) Such Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables originated by it in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all such Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable originated by it and all Collections of and adjustments to each such existing Receivable). Such Originator will give P&L (and its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

          (ii) Such Originator will on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with the legend required by Section 3.1(i) hereof.

     (f) Compliance with Contracts, Invoices and Credit and Collection Policy. Such Originator will timely and fully (i) perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts and Invoices related to the Receivables originated by it, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each such Receivable and the related Invoice.

     (g) Ownership. Such Originator will take all necessary action to (i) vest legal and equitable title to the Receivables originated by it and the associated Related Security and Collections irrevocably in P&L, free and clear of any Adverse Claims other than Adverse Claims arising under the Transaction Documents (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect P&L's interests in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of P&L as P&L or its assigns may reasonably request), and (ii) establish and maintain, in favor of P&L, a valid and perfected first priority ownership interest (and/or a valid and perfected first priority security interest) in all such Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims arising under the Transaction Documents (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect P&L's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interests of P&L as P&L (or its assigns) may reasonably request.

     (h) SPV Separateness. Such Originator shall take all reasonable steps, including, without limitation, all steps that P&L (or its assigns) may from time to time reasonably request, to maintain such Originator's identity as a separate legal entity from SPV and to make it manifest to third parties that such Originator is an entity with assets and liabilities distinct from those of SPV.

     (i) Collections. Such Originator shall direct all Obligors to make payments of such Originator's Receivables directly to a Lock Box or Collection Account that is the subject of a Collection Account Agreement at a Collection Bank. If, notwithstanding the foregoing, any Obligor makes payment to such Originator, such Originator further agrees to remit any Collections (including any security deposits applied to the Outstanding Balance of any Receivable) that it receives on such Receivables directly to a Collection Bank for deposit into a Collection Account within two (2) Business Days after receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for P&L and its assigns; provided that, to the extent permitted pursuant to Section 1.2, such Originator may retain such Collections as a portion of the Purchase Price then payable to or apply such Collections to the reduction of the outstanding balance of its Subordinated Note.

     (j) Taxes. Except to the extent that such Originator is included in consolidated tax returns or reports filed by P&L, such Originator will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     Section 4.2 Negative Covenants. From such Originator's Applicable Closing Date until the earlier to occur of such Originator's Sale Termination Date or the date on which this Agreement terminates in accordance with its terms, such Originator shall not:

     (a) Name Change, Offices and Records. Change its name, identity or organizational structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given P&L and its assigns at least thirty (30) days' prior written notice thereof and (ii) delivered to P&L (or its assigns) all financing statements, instruments and other documents requested by P&L (or its assigns) in connection with such change or relocation.

     (b) Change in Payment Instructions to Obligors. Make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless P&L and its assigns shall have received, at least ten
(10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that the Servicer may make changes in instructions to Obligors regarding (a) payments if such new instructions require such Obligor to make payments to another existing Collection Account.

     (c) Modifications to Invoices. Extend, amend or otherwise modify the terms of any Receivable or any Invoice related thereto except as otherwise directed by the Servicer in accordance with the Credit and Collection Policy.

     (d) Sales, Liens. Except pursuant to the Transaction Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable originated by it or the associated Collections and other Related Security, or upon or with respect to any Invoice under which any such Receivable arises, and will defend the right, title and interest of P&L and its assigns in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Originator.

     (e) Deposits to Collection Accounts and Collection Account. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Collection Account, any cash or cash proceeds other than Collections of Receivables.

     (f) Mergers, Consolidations and Acquisitions. Liquidate or dissolve, consolidate with, or merge into or with, any other Person (other than another Originator) without the consent of P&L and its assigns under Section 8.5 if such merger could reasonably be expected to have a Material Adverse Effect or to result in a material adverse change in the nature or characteristics of such Originator's Receivables taken as a whole, provided that, in connection with any consolidation or merger (regardless of whether P&L's and its assigns' consent is required pursuant hereto):

               (A) each of P&L and its assigns pursuant to Section 8.5 receives prior written notice of such consolidation or merger, and the successor or surviving entity (if not an Originator) unconditionally assumes such Originator's (or Originators') respective obligations under the Transaction Documents to which it is (or they are) a party immediately prior to giving effect to such consolidation or merger,

               (B) all UCC financing statements necessary to maintain the validity and perfection of P&L's and its assigns' ownership interests in the Receivables and Related Security acquired or to be acquired from such survivor under this Agreement have been duly executed and filed in all necessary jurisdictions, and

               (c) if the surviving entity in such transaction(s) is not an existing Originator under this Agreement, all other documents required to be delivered in connection with a Joinder Agreement hereunder have been duly executed and delivered substantially contemporaneously with such transaction(s).

               (g) Receivables Not to be Evidenced by Promissory Notes. Take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" (as defined in the applicable UCC), except in connection with the collection of overdue Receivables, provided that the original of any such instrument is delivered to P&L for immediate delivery to its assignees, duly endorsed.

               (h) Accounting for Purchases. Account for the transactions contemplated hereby in any manner other than as a sale by such Originator to P&L of Receivables originated by such Originator and the associated Collections and Related Security.

                                   ARTICLE V.
                        JOINDER OF ADDITIONAL ORIGINATORS

     Section 5.1 Addition of New Originators. From time to time upon not less than 60 days' prior written notice to P&L and its assigns (or such shorter period of time as P&L and its assigns may agree upon), P&L may agree that one or more of its existing or hereafter acquired Subsidiaries of which it owns not less than 75% of the outstanding voting securities become an Originator hereunder. No such addition shall become effective (a) without the written consent of P&L (and its assigns pursuant to Section 8.5) but may become effective prior to such 60th day if such written consent is given more promptly and (b) unless all conditions precedent to such addition required by Section 5.2 below are satisfied prior to such date.

     Section 5.2 Documentation. In the event that P&L and its assigns pursuant to Section 8.5 consent to the addition of a New Originator, such New Originator shall execute a Joinder Agreement in the form of Exhibit C hereto (a "Joinder Agreement") and shall deliver each of the documents, certificates and opinions required to be delivered under Section 3.1 prior to such New Originator's Closing Date, together with such updated Exhibits hereto as may be necessary to ensure that after giving effect to the addition of such New Originator, each of the representations and warranties of such New Originator under Article II hereof will be true and correct, and P&L will deliver a Subordinated Note to such New Originator.

                                   ARTICLE VI.
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

     Section 6.1 Rights of P&L. Each Originator hereby authorizes P&L and the Servicer (if other than P&L or such Originator) or their respective designees and assigns to take any and all steps in such Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables originated by such Originator, including, without limitation, endorsing such Originator's name on checks and other instruments representing Collections and enforcing such Receivables, the Invoices and the provisions of the related Contracts and Related Security that concern payment and/or enforcement of rights to payment.

     Section 6.2 Responsibilities of the Originators. Anything herein to the contrary notwithstanding:

     (a) Performance Under Contracts. Each Originator shall remain responsible for performing its obligations hereunder and under the Contracts and Invoices applicable to such Originator, and the exercise by P&L or its designees or assigns of their rights hereunder shall not relieve any Originator from such obligations.

     (b) Power of Attorney. Each Originator hereby grants to the Servicer (if other than such Originator) an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by P&L (whether or not from such Originator) in connection with any Receivables generated by such Originator.

     Section 6.3 Further Action Evidencing Purchases. Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that P&L or any of its assigns may reasonably request in order to perfect, protect or more fully evidence P&L's ownership of the Receivables generated by such Originator (and the Related Security) purchased by P&L hereunder, or to enable P&L to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of P&L or any of its assigns, each Originator will:

     (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

     (b) mark its master ledger with the legend set forth in Section 3.1(i).

Each Originator hereby authorizes P&L or its designees or assigns to file one or more financing or continuation statements, and amendments thereto and assignment thereof, relative to all or any of the Receivables (and the Related Security) now existing or hereafter sold by such Originator. If such Originator fails to perform any of its agreements or obligations under this Agreement, P&L or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of P&L or its designee incurred in connection therewith shall be payable by such Originator.

     Section 6.4 Application of Collections. Except as otherwise specified by such Obligor or required by the underlying Contract or Invoice or applicable law: any payment by an Obligor in respect of any indebtedness owed by it to such Originator or to P&L shall be applied first, as a Collection of any Receivable or Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest of such Receivables (unless another reasonable basis for allocation of such payments to the Receivables of such Obligor exists), and second, to any other indebtedness of such Obligor.

                                  ARTICLE VII.
                                 INDEMNIFICATION

     Section 7.1 Indemnities by the Originators. Without limiting any other rights that P&L or its assigns may have hereunder or under applicable law, each Originator hereby agrees to indemnify (and pay upon demand to) P&L and its assigns, officers, managers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of any Indemnified Party) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by P&L of any Receivable originated by such Originator, excluding, however, in all of the foregoing instances:

     (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

     (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

     (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by P&L of Receivables as a true sale by such Originator to P&L of such Receivables and the associated Related Security;

provided, however, that nothing contained in this sentence shall limit the liability of such Originator or limit the recourse of P&L and its assigns for amounts otherwise specifically provided to be paid by such Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject to the exclusions in clauses (a), (b) and (c) above, each Originator shall indemnify the Indemnified Parties and its assigns for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to such Originator) relating to or resulting from:

          (i) any representation or warranty made by such Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Document to which such Originator is a party or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

          (ii) the failure by such Originator to comply with any applicable law, rule or regulation with respect to any Receivable originated by it, or any Contract or Invoice related thereto, or the nonconformity of any such Receivable, Contract or Invoice with any such applicable law, rule or regulation or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any such Contract or Invoice;

          (iii) any failure of such Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document to which it is a party;

          (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with goods that are the subject of any Contract or Invoice or any Receivable originated by such Originator;

          (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable originated by such Originator (including, without limitation, a defense based on such Receivable or the related Contract or Invoice not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of goods related to such Receivable or the furnishing or failure to furnish such goods;

          (vi) the commingling of Collections of such Receivables at any time with other funds;

          (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document to which such Originator is a party, the transactions contemplated hereby, the use by such Originator of the proceeds of any purchase from it hereunder or any other investigation, litigation or proceeding relating to such Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

          (viii) any inability to litigate any claim against any Obligor in respect of any such Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

          (ix) (A) failure of such Originator generally to pay its debts as such debts become due or admission by such Originator in writing of its inability to pay its debts generally or any making by such Originator of a general assignment for the benefit of creditors; or (B) the institution of any proceeding by or against such Originator seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or (C) the taking by such Originator of any corporate action to authorize any of the actions set forth in clauses
     (A) or (B) above in this clause (ix);

          (x) any failure to vest and maintain vested in P&L or its assigns (subject to the Transaction Documents), or to transfer to P&L, legal and equitable title to, and ownership of, a first priority perfected ownership interest in the Receivables originated by such Originator and the associated Related Security and Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents); and

          (xi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any such Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of sale to P&L or at any subsequent time.

     Section 7.2 Costs, Expenses and Taxes. In addition to the obligations of each Originator under Section 7.1, each Originator agrees to pay on demand:

     (a) all reasonable costs and expenses, including attorneys' fees, in connection with the enforcement against such Originator of this Agreement and the other Transaction Documents executed by such Originator; and

     (b) all stamp duties and other similar filing or recording taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents executed by such Originator, and agrees to indemnify Indemnified Parties against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

     Section 8.1 Waivers and Amendments. The provisions of this Agreement may from time to time be amended, restated, otherwise modified or waived, if such amendment, modification or waiver is in writing and consented to by P&L and its assigns pursuant to Section 8.5. No failure or delay on the part of P&L, such assigns or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto, SPV or the Agent in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by P&L or its assigns under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     Section 8.2 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party (a) in the case of any Originator, to it in care of P&L at its address set forth in the Receivables Purchase Agreement, and in the case of P&L, to it at its address set forth in the Receivables Purchase Agreement, or, in each of the foregoing cases, at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     Section  8.3  Cumulative   Remedies.   The  remedies  herein  provided  are
cumulative and not exclusive of any remedies provided by law.

     Section 8.4 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided, however, that no Originator may assign its rights hereunder or any interest herein without the prior written consent of P&L and its assigns pursuant to Section 8.5. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Facility Termination Date on which all Aggregate Unpaids under the Receivables Purchase Agreement have been paid in full. The rights and remedies with respect to any breach of any representation and warranty made by any Originator pursuant to
Article II and the indemnification and payment provisions of Article V shall be continuing and shall survive any termination of this Agreement.

     Section 8.5 Acknowledgment and Agreement. Each of the Originators hereby expressly acknowledges and agrees that all of P&L's rights, title, and interests in, to, and under this Agreement shall be assigned by P&L to SPV pursuant to the Receivables Contribution Agreement, and by SPV to the Agent, for the benefit of the Purchasers, pursuant to the Receivables Purchase Agreement, and each of the Originators consents to such assignments. Each of the parties hereto acknowledges and agrees that SPV, the Agent and the Purchasers are third party beneficiaries of the rights of P&L arising hereunder and under the other Transaction Documents to which P&L is a party. Each of the Originators further acknowledges and agrees that all right, title and interest in and to the Lock-Boxes and Collection Accounts has been transferred to and vested in SPV and its assigns, and SPV may at any time in its sole discretion (subject to the terms of the Receivables Purchase Agreement and the Collection Account Agreements executed in connection therewith) direct and re-direct payments from such Lock-Boxes and Collection Accounts.

     Section 8.6 GOVERNING LAW. EACH TRANSACTION DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS, without regard to the principles of conflicts of laws thereof EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE OWNERSHIP INTERESTS OF SPV IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

     Section 8.7 Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE OR UNITED STATES FEDERAL COURT SITTING IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 6.2; AND (e) TO THE EXTENT ALLOWED BY LAW, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS
SECTION 6.7 SHALL AFFECT BUYER'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 8.8 Waiver of Jury Trial. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY
RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT, JOINDER AGREEMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED BY IT OR ON ITS BEHALF IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     Section 8.9 Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     Section 8.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            <signature pages follow>

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                     Big Sky Coal Company,
                                     Caballo Coal Company,
                                     Eastern Associated Coal Corp.,
                                     Peabody COALSALES Company,
                                     Peabody Coal Company,
                                     Peabody Western Coal Company,
                                     Powder River Coal Company,
                                     Seneca Coal Company and
                                     Pine Ridge Coal Company


                                     By:  /s/ Steven F. Schaab
                                          --------------------------------------
                                          Name: Steven F. Schaab
                                          Title: Vice President and Treasurer

                                     By:  /s/ Joseph C. Klingl
                                          --------------------------------------
                                          Name: Joseph C. Klingl
                                          Title: Vice President

                                      P&L COAL HOLDINGS CORPORATION

                                      By: /s/ Joseph C. Meek
                                          --------------------------------------
                                          Name: Joseph C. Meek
                                          Title: Assistant Treasurer

                                    EXHIBIT A
                                   DEFINITIONS

     A. Incorporation of Receivables Purchase Agreement Definitions. Unless otherwise defined herein, terms that are capitalized and used throughout this Agreement are used as defined in the Receivables Purchase Agreement (hereinafter defined).

     B. Certain Defined Terms. The following terms have the respective meanings indicated hereinbelow:

     "Additional Receivables" means, with respect to any Originator, all Receivables of such Originator arising after the close of such Originator's business on the Initial Cut-Off Date (in the case of each of the Initial Originators) or the applicable New Originator Cut-Off Date (in the case of any New Originator) through and including such Originator's Sale Termination Date.

     "Agreement" means this Receivables Sale Agreement, as it may be amended or modified and in effect from time to time in accordance with the terms hereof.

     "Applicable Closing Date" means (i) with respect to each of the Initial Originators, the Initial Closing Date, and (ii) with respect to each New Originator, its New Originator Closing Date.

     "Applicable Cut-Off Date" means (i) with respect to each Initial Originator, the Initial Cut-Off Date, (ii) with respect to each New Originator, its New Originator Cut-Off Date, and (iii) with respect to all Originators, each Cut-Off Date after the applicable date in the preceding clause (i) or clause
(ii).

     "Charged-Off  Trigger  Ratio"  means,  as of any  Cut-Off  Date,  the ratio
(expressed as a percentage) computed by dividing (x) the total amount of Receivables that became Charged-Off Receivables during the Measurement Period ending on such Cut-Off Date, by (y) the aggregate Outstanding Balance of all Receivables as of such Cut-Off Date.

     "Deemed Collections" means the aggregate of all amounts an Originator shall have been deemed to have received as a Collection of a Receivable sold by it. An Originator shall be deemed to have received a Collection (but only to the extent of the reduction or cancellation identified below) of a Receivable sold by it if at any time (i) the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods, any discount or any adjustment or otherwise by such Originator (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in Article II were not true with respect to such Receivable at the time of its sale hereunder.

     "Default Rate" means the sum of the Prime Rate plus 2.0% per annum (computed for actual days elapsed on the basis of a year consisting of 365, or when appropriate, 366 days).

     "Discount Factor" means, at any time, a ratio (expressed as a decimal) calculated in accordance with the most recent Weekly Report in accordance with the following formula:
                              ----                     ----
           DF = CTR        +  |  (AM + 4) x (CFR + 0.02)   |
                              |  -----------------------   |
                              |           360              |
                              |                           |
                              ----                     ----
where:

     DF = the Discount Factor;

     CTR = the Charged-Off Trigger Ratio;

     AM = the period (expressed in days) equal to the weighted averaged maturity of the outstanding Receivables; and

     CFR = the sum of (i) the weighted average of the "Discount Rates" and the annualized per annum equivalent interest rate of the "CP Costs" of all Purchaser Interests outstanding under the Receivables Purchase Agreement, plus (ii) the weighted average annualized fees payable by SPV in respect of the Receivables Purchase Agreement, determined as a percentage of Capital, in each case, determined as of the date set forth in such Weekly Report.

     "Event of Bankruptcy" means an event in which (i) a Person shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors or (ii) any proceeding shall be instituted by or against a Person seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) a Person shall take any corporate action to authorize any of the actions set forth in clauses (i) or
(ii) above.

     "Initial Closing Date" means the Effective Date under the Receivables Purchase Agreement.

     "Initial Cut-Off Date" means the Cut-Off Date immediately preceding the Initial Closing Date.

     "Initial Originators" has the meaning set forth in the preamble of this Agreement.

     "Initial Receivables" means, with respect to any Originator, all Receivables of such Originator that existed and were owing to such Originator as of the close of such Originator's business on the Initial Cut-Off Date (in the case of each of the Initial Originators) or the applicable New Originator Cut-Off Date (in the case of any New Originator).

     "Joinder Agreement" has the meaning set forth in Section 5.2 hereof.

     "Material Adverse Effect" means, with respect to any Originator, a material adverse effect on (i) the ability of such Originator to perform its obligations under this Agreement, (ii) the legality, validity or enforceability of this Agreement or any other Transaction Document to which such Originator is a party,
(iii) P&L's ownership interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, in each case, relating to Receivables sold by such Originator hereunder, or (iv) the collectibility of the Receivables generally or of any material portion of the Receivables, in each case, relating to Receivables sold by such Originator hereunder.

     "Monthly Report" has the meaning specified in the Receivables Contribution Agreement.

     "New Originator" means any direct or indirect Subsidiary of which P&L owns not less than 75% of each class of the outstanding capital stock or other equity interests that hereafter becomes a Originator under this Agreement by executing a Joinder Agreement and complying with the provisions of Article V hereof.

     "New Originator Closing Date" means, as to any New Originator, the Business Day on which each of the conditions set forth in Article V has been satisfied.

     "New Originator Cut-Off Date" means, with respect to each New Originator, the Cut-Off Date immediately preceding its New Originator Closing Date.

     "Organic Documents" means with respect to (i) a corporation, such Person's articles or certificate of incorporation and its by-laws, (ii) with respect to a limited liability company, such Person's certificate of formation and limited liability company or operating agreement (or similar agreement among such Person's members), (iii) with respect to a limited partnership, such Person's certificate of limited partnership (or other equivalent) and partnership
agreement,   and  (iv)  with  respect  to  any  other   Person,   such  Person's
organizational charter as required by the jurisdiction of such Person's organization and any other agreement or document evidencing the rights of holders of equity interests in such Person and/or the rights of any officers, directors or managers of such Person.

     "Originator" means an Initial Originator or a New Originator.

     "P&L" has the meaning specified in the preamble of this Agreement.

     "Purchase Price" means, with respect to any purchase of Receivables and their Related Security from an Originator on any date, the aggregate price to be paid therefor by P&L to the applicable Originator in accordance with Section 1.2 of this Agreement on such date, which price shall equal (i) the product of (x) the Outstanding Balance of such Receivables as of the Applicable Cut-Off Date, multiplied by (y) one minus the Discount Factor then in effect, minus (ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with Section 1.3(a) of this Agreement, and plus (iii) any Purchase Price Increases to be made to the Purchase Price otherwise payable in accordance with section 1.3(b) of this Agreement.

     "Purchase Price Credit" has the meaning set forth in Section 1.3(a) hereof.

     "Purchase Price Increase" has the meaning set forth in Section 1.3(b) hereof.

     "Receivables Contribution Agreement" means that certain Receivables Contribution Agreement dated as of March 31, 2000, by and between P&L and SPV, as amended, restated or otherwise modified from time to time in accordance with the terms thereof and of the Receivables Purchase Agreement.

     "Receivables Purchase Agreement" means that certain Receivables Purchase Agreement dated as of March 31, 2000, by and among SPV, as Seller, P&L, as initial Servicer, International Securitization Corporation, the Financial Institutions from time to time party thereto, and Bank One, NA, as Agent, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.

     "Related Security" means, with respect to any Receivable:

     (i) all of the applicable Originator's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by such Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

     (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract or Invoice related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

     (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract or Invoice related to such Receivable or otherwise,

     (iv) all Records related to such Receivable, and

     (v) all proceeds of any of the foregoing;

     provided, however, that in no event shall "Related Security" include any right, duty or obligation under any Contract other than that the right to receive payments thereunder (and any collateral for, guaranty of or letter of credit, surety bond or other credit support for any such payment right).

     "Sale Termination Date" means, with respect to each Originator, the earliest to occur of (i) the Facility Termination Date under the Receivables Purchase Agreement, (ii) the Termination Date under the Receivables Contribution Agreement, (iii) the date on which an Event of Bankruptcy occurs with respect to such Originator, (iv) the date on which a merger or consolidation occurs with respect to such Originator that does not comply with the requirements of Section 4.2(f), (v) if such Originator is a Material Originator, the date on which a Change of Control occurs with respect to it to which P&L and its assigns under
Section 8.5 do not give their prior written consent, (vi) following breach by such Originator of any of its material covenants or agreements contained in this Agreement, the date specified by P&L or its assigns under Section 8.5 in a written notice delivered to and received by such Originator, and (vii) the date specified by such Originator in a written notice delivered to and received by P&L and its assigns under Section 8.5.

     "SPV" means P&L Receivables Company, LLC, a Delaware limited liability company.

     "Subordinated Loan" means a subordinated revolving loan from an Originator to P&L which is evidenced by a Subordinated Note.

     "Subordinated Note" means a subordinated promissory note in the form of Exhibit B hereto issued by P&L to an Originator, as it may be amended, supplemented, endorsed or otherwise modified from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents.

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.